UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2026

FTC Solar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40350	81-4816270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Stonelake Blvd, Suite 100, Quarry Oaks II Building, Austin, Texas		78759
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 481-4271

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	FTCI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.08	Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01	Other Events.

FTC Solar, Inc. (the “Company”) has set November 30, 2026 as the date of the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). The 2026 Annual Meeting will be held virtually online by means of remote communication.

The record date for the 2026 Annual Meeting is October 7, 2026. Stockholders owning the Company’s common stock at the close of business on the record date, or their legal proxy holders, are entitled to vote at the 2026 Annual Meeting. The Company reserves the right to change the record date or the meeting date.

Because the date of the 2026 Annual Meeting is being delayed by more than 60 days from the anniversary date of the Company’s 2025 Annual Meeting of Stockholders (“2025 Annual Meeting”), the deadline for stockholders’ nominations or proposals for consideration at the 2026 Annual Meeting set forth in the Company’s proxy statement for the 2025 Annual Meeting no longer applies. As such, the Company is filing this Current Report on Form 8-K to inform stockholders of this change and to provide the due date for the submission of any qualified stockholder proposals or qualified stockholder director nominations.

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2026 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposal is delivered to or mailed to and received by the Company’s Secretary at FTC Solar, Inc., 10900 Stonelake Blvd, Suite 100, Quarry Oaks II Building, Austin, Texas 78759 no later than October 19, 2026 which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials. Such proposals must comply with all applicable procedures and requirements of Rule 14a-8.

Any stockholder who intends to submit a director nomination or who intends to submit a proposal regarding any matter of business at the 2026 Annual Meeting other than in accordance with Rule 14a-8 or otherwise must similarly make sure that such nomination or proposal and related notice comply with all applicable rules of the Securities and Exchange Commission, the Delaware General Corporation Law and the Company’s Amended and Restated Bylaws, and are delivered to, or mailed and received at, the Company’s principal executive offices on or before the close of business on October 19, 2026. Any director nominations and stockholder proposals received after this deadline will be considered untimely and will not be considered for inclusion in the proxy materials for the 2026 Annual Meeting nor will it be considered at the 2026 Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTC SOLAR, INC.

Date:	October 9, 2026	By:	/s/ Cathy Behnen
Cathy Behnen, Chief Financial Officer